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                                                                    EXHIBIT 10.4

                   CONSULTING AND ADVISORY SERVICES AGREEMENT
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          THIS CONSULTING AND ADVISORY SERVICES AGREEMENT (the "Agreement") is
made and entered as of the 1/st/ day of February, 2002, by and between Taglich Brothers, Inc, ("Advisor") and TOWER TECH, INC., An Oklahoma corporation ("Company").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, Company designs and builds a line of proprietary commercial and industrial cooling towers; and

          WHEREAS, Advisor has developed experience and knowledge in business and financial management, which experience and knowledge are of value to Company in implementing its growth plan.

          NOW, THEREFORE, for and in consideration of the covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto mutually agree as follows:

          1. TERM. Subject to the provisions hereinafter set forth, the term of
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this Agreement shall commence as of the date of this Agreement and shall end one
(1) year from such date (the "Term").

          2. EXTENT OF SERVICES. During the Term, Advisor shall provide market
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and financial advisory services. In that regard, Advisor shall:

             (a) assist with the coordination, attendance and organization of at least four (4) quarterly meetings of the Board (or such additional meetings as may be needed) and with the dissemination of all materials and other information which the Board will be asked to consider and act on at such meetings;

             (b) at the request of the Board, advise and actively seek strategies for refinancing the Company's existing debt;

             (c) act as a liaison between the Company and its investors and financial institutions;

             (e) actively monitor and evaluate the Company's performance and report the results of its findings to the Board;

             (f) assist the President in developing an annual business plan for the Company for the current and ensuing year;




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               (g) assist the President in planning for the Company's future;
and

               (h) perform such other services as may be assigned to it by the Board.

Advisor shall devote an appropriate amount of time to the performance of its duties under the Agreement. Advisor shall report directly to the Board and be accountable to it.

               3.  INDEPENDENT CONTRACTOR STATUS. In the performance of
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Advisor's obligations hereunder, it is understood that Advisor shall be at all times acting and performing independently of Company's control as to the manner and methods of providing the services required under this Agreement. Advisor's compliance with the rules and regulations of Company governing the conduct of Advisor, generally, shall be limited to those rules and regulations to which Advisor has previously agreed in writing. In the performance of Advisor's obligations hereunder, Advisor shall not be considered an employee, agent, officer, or associate of Company for any purpose. It is understood that Advisor is free to contract for similar services with other persons or companies while under contract with Company. Advisor shall not, in connection with any services provided for, to, or on behalf of Company represent to any person or entity that Advisor is associated with Company in any capacity other than that of an independent contractor.

               4.  CONSIDERATION. Company shall pay Advisor a monthly consulting
                   -------------
and advisory fee of Seven Thousand Five Hundred ($7,500) Dollars, payable monthly in arrears, for its services during the Term of this Agreement. At all times during the Term, Company shall reimburse Advisor for its reasonable out-of-pocket expenses incurred in performing services pursuant to this Agreement including, without limitation, travel expenses.

               5.  LIABILITY AND INDEMNIFICATION.
                   -----------------------------

               (a) Advisor shall not be subject to liability to Company or to any officer, director, employee, shareholder or creditor of Company by virtue of any act or omission in the course of or connected with the rendering or providing of consulting services hereunder, except for acts of bad faith or gross negligence by Advisor.

               (b) Company hereby agrees to defend, indemnify and hold harmless Advisor from and against any and all costs, expenses, and liabilities (including reasonable attorney's fees) which may in any way result from services rendered by Advisor pursuant to or in connection with this Agreement, except for acts of bad faith or gross negligence by Advisor.

               6.  ENTIRE AGREEMENT. This Agreement constitutes the entire
                   ----------------
understanding between the parties and there are no covenants, conditions, representations, or agreements, oral or written, or any nature whatsoever, other than those herein contained.

               7.  AMENDMENTS. No amendment, alteration, or modification of this
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Agreement shall be binding upon the parties hereto unless said amendment, alteration, or modification is in writing and signed by all parties hereto.

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          8.  SEVERABILITY. In the event any provision of this Agreement shall
              ------------
be found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void part were deleted.

          9.  WAIVER. The waiver of a breach of any term of this Agreement by
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any of the parties hereto shall not operate or be construed as a waiver by such party of the breach of any other term of this Agreement or as a waiver of a subsequent breach of the same term of this Agreement.

          10. ASSIGNMENT. Advisor shall not assign, transfer, or convey this
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Agreement, or in any way encumber the compensation or other benefits payable to it hereunder, except with the prior written consent of Company. Company may assign this Agreement and its rights hereunder in whole, but not in part, to any entity with or into which it may transfer all or substantially all of its assets (and, in such event, the term "Company" as used herein shall mean and refer to such successor-in-interest).

          11. NOTICES. All notices required or permitted to be given under this
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Agreement shall be in writing and shall be delivered personally or sent by facsimile, overnight delivery, or registered mail, return receipt requested, to the parties at the addresses set forth below or at such other addresses as either party may designate to the other in writing:

          if to Advisor:

              TAGLICH BROTHERS, INC.
              1370 Avenue of the Americas
              New York, NY  10019
              Attn: Michael N. Taglich
              Facsimile: (631) 757-1333

          if to Company:

              TOWER TECH, INC.
              11935 South I-44 Service
              Oklahoma City, Oklahoma  73173
              Attn: Robert C. Brink
              Facsimile: (405) 979-2185

Notices delivered personally or by overnight delivery shall be effective upon delivery. Notices properly addressed and delivered by mail, return receipt requested, shall be effective upon deposit with the United States Postal Service. Notices sent by facsimile shall be effective upon confirmation of transmission. Notices sent by facsimile should be prominently marked "URGENT - DELIVER IMMEDIATELY" or with similar language bringing attention to the importance of the transmission.

          12. BINDING EFFECT. This Agreement shall be binding on the parties
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hereto and on their respective heirs, administrators, executors, successors, and permitted assigns.

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          13. COUNTERPARTS. This Agreement may be executed in one or more
              ------------
counterparts, each of which shall constitute an original, but all of which together shall constitute but a single document.

          14. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by
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and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions.




                    [SIGNATURES CONTAINED ON FOLLOWING PAGE]

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                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                         TAGLICH BROTHERS, INC.


                                         By: ____________________________
                                         Name: __________________________
                                         Title: _________________________


                                         TOWER TECH, INC.
                                         By:  ___________________________
                                         Name: __________________________
                                         Title: _________________________